FLEXSHARES® TRUST

FlexShares® Disciplined Duration MBS Index Fund

SUPPLEMENT DATED MAY 26, 2021 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2021

1.    Michael R. Chico is no longer a portfolio manager of the FlexShares® Disciplined Duration MBS Index Fund. Kevin O’Shaughnessy will continue to serve as a portfolio manager of the Fund and will be joined by Jun Yang to assume portfolio management responsibilities.

2.    The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Kevin O’Shaughnessy and Jun Yang, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since May 2016 and May 2021, respectively.

Please retain this Supplement with your Summary Prospectus for future reference.